SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                              ________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       APRIL 23, 1996

                               SUNAMERICA INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


MARYLAND                           1-4618         86-0176061
(STATE OR OTHER JURISDICTION     (COMMISSION    (IRS EMPLOYER
     OF INCORPORATION)           FILE NUMBER)   IDENTIFICATION NO.)


1 SUNAMERICA CENTER
LOS ANGELES, CALIFORNIA                         90067-6022
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


Registrant's telephone number, including
area code                                       (310) 772-6000

Item 5.     Other Events
            -------------

            The Registrant has released earnings information for the periods ended March 31, 1996 and 1995.

            See the attached Consolidated Income Statement.

Item 7.     Financial Statements, Pro Forma Financial Information and
            ---------------------------------------------------------
            Exhibits
            ---------

            (c)   Exhibits

            Exhibit 20        Consolidated Income Statement


                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNAMERICA INC.



Date:   April 23, 1996              By: /s/ Scott L. Robinson
                                        -----------------------------
                                        Scott L. Robinson
                                        Senior Vice President
                                          and Controller

                                         EXHIBIT 20
                                       SUNAMERICA INC.
                                CONSOLIDATED INCOME STATEMENT
                          (In thousands, except per-share amounts)
                                         (Unaudited)

                                Three months ended March 31,    Six months ended March 31,
                                ----------------------------    --------------------------
                                          1996          1995            1996          1995
                                --------------   -----------    ------------   -----------
Investment income               $      287,538   $   215,457    $    541,528   $   417,624
                                --------------   -----------    ------------   -----------
Interest expense on:
  Fixed annuity contracts              (89,588)      (62,466)       (157,684)     (122,344)
  Guaranteed investment
    contracts                          (59,918)      (50,306)       (121,342)      (97,561)
  Trust deposits                        (2,552)       (2,606)         (5,123)       (5,276)
  Senior indebtedness                  (18,014)      (13,363)        (33,066)      (27,618)
                                --------------   -----------    ------------   -----------
  Total interest expense              (170,072)     (128,741)       (317,215)     (252,799)
                                --------------   -----------    ------------   -----------
Dividends paid on preferred
  securities of grantor trusts          (5,172)           --          (9,893)           --
                                --------------   -----------    ------------   -----------
NET INVESTMENT INCOME                  112,294        86,716         214,420       164,825
                                --------------   -----------    ------------   -----------
NET REALIZED INVESTMENT
  LOSSES                                (3,589)       (8,344)         (2,185)      (15,575)
                                --------------   -----------    ------------   -----------
Fee income:
  Variable annuity fees                 25,337        19,768          49,753        40,221
  Net retained commissions              13,066         7,383          21,931        14,003
  Asset management fees                  6,361         6,662          12,864        13,687
  Loan servicing fees                    6,203         6,055          11,773         8,033
  Trust fees                             4,126         3,942           8,321         7,692
                                --------------   -----------    ------------  ------------
TOTAL FEE INCOME                        55,093        43,810         104,642        83,636
                                --------------   -----------    ------------  ------------
Other income and expenses:
  Surrender charges                      5,025         3,412           7,613         6,156
  General and administrative
    expenses                           (50,242)      (41,116)        (94,340)      (74,224)
  Amortization of deferred
    acquisition costs                  (21,514)      (18,740)        (40,516)      (37,414)
  Other, net                               374         1,016             393         2,884
                                 -------------   -----------    ------------  ------------
TOTAL OTHER INCOME AND EXPENSES        (66,357)      (55,428)       (126,850)     (102,598)
                                 -------------   -----------    ------------  ------------
PRETAX INCOME                           97,441        66,754         190,027       130,288

Income tax expense                     (29,200)      (19,400)        (57,000)      (37,800)
                                 -------------   -----------    ------------  ------------
NET INCOME                       $      68,241   $    47,354    $    133,027  $     92,488
                                 =============   ===========    ============  ============
EARNINGS PER SHARE               $        0.96   $      0.68    $       1.90   $      1.34
                                 =============   ===========    ============   ===========
NET EARNINGS APPLICABLE TO
  COMMON STOCK (used in the
  computation of earnings
  per share)                     $      65,358   $    43,180    $    127,261   $    84,175
                                 =============   ===========    ============   ===========
AVERAGE SHARES OUTSTANDING              67,964        63,101          66,855        62,938
                                 =============   ===========    ============   ===========
